UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

September 30, 2026 NAV Per Share

On October 16, 2026, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of September 30, 2026, which is set forth below:

NAV per Share
Class B	$19.9640
Class R	$19.8103
Class J-1	$19.8174
Class J-2	$19.8009
Class J-4	$20.0442
Class S	$20.0093
Class D	$19.9567
Class I	$19.9974
Class E	$19.9462
Class F-I	$19.9890
Class F-S	$20.0013

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class D, Class I, Class E, Class F-I and Class F-S common shares. The following table provides a breakdown of the major components of our NAV as of September 30, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$3,334,859
Investments in real estate-related assets	370,094
Cash and cash equivalents	166,947
Restricted cash	93,455
Other assets	44,023
Secured debt arrangements	(1,537,977)
Collateralized loan obligations	(778,838)
Subscriptions received in advance	(16,469)
Revolving credit facilities	(71,895)
Distribution Payable	(9,625)
Due to affiliate	(6,727)
Other liabilities	(79,083)
Non-controlling interests	(20,191)
Net Asset Value	$1,488,573
Number of outstanding shares	74,690

The following table provides a breakdown of our total NAV and NAV per share by class as of September 30, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of September 30, 2026
Class B	$525,819	26,338	$19.9640
Class R	87,026	4,393	$19.8103
Class J-1	326,676	16,484	$19.8174
Class J-2	69,695	3,520	$19.8009
Class J-4	156,525	7,809	$20.0442
Class S	37,402	1,869	$20.0093
Class D	6,787	340	$19.9567
Class I	243,246	12,164	$19.9974
Class E	25,675	1,287	$19.9462
Class F-I	2,832	142	$19.9890
Class F-S	6,890	344	$20.0013
Total	$1,488,573	74,690

The following table provides a breakdown of the major components of NAV as of August 31, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$3,267,140
Investments in real estate-related assets	386,521
Cash and cash equivalents	73,188
Restricted cash	113,369
Other assets	50,312
Secured debt arrangements	(2,249,252)
Subscriptions received in advance	(36,292)
Revolving credit facilities	(44,705)
Distribution payable	(9,428)
Due to affiliate	(4,395)
Other liabilities	(66,954)
Non-controlling interests	(21,644)
Net Asset Value	$1,457,860
Number of outstanding shares	73,087

The following table provides a breakdown of our total NAV and NAV per share by class as of August 31, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of August 31, 2026
Class B	$529,525	26,500	$19.9819
Class R	86,954	4,385	$19.8302
Class J-1	325,850	16,426	$19.8371
Class J-2	69,431	3,503	$19.8207
Class J-4	153,892	7,672	$20.0594
Class S	36,591	1,827	$20.0284
Class D	6,754	338	$19.9897
Class I	214,906	10,736	$20.0166
Class E	25,871	1,296	$19.9629
Class F-I	2,229	111	$20.0096
Class F-S	5,857	293	$20.0242
Total	$1,457,860	73,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: October 21, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer